                                                                   EXHIBIT 4.6.7

                                                           Execution Counterpart

                                AMENDMENT NO. 5

              AMENDMENT NO. 5 dated as of April 25, 1996 between TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the "Company"), the Banks (as such term is defined below) party hereto and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) ("Chase"), as agent (the "Agent").

              The Company, certain lenders (the "Banks") and the Agent are party to a Credit Agreement dated as of July 1, 1993 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit Agreement"). The Company has requested that the Banks agree, and the Banks party hereto are willing, to amend certain provisions of the Credit Agreement, all on the terms and conditions of this Amendment. Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

              Section 2. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, but with effect on and after the date hereof, the Credit Agreement shall be amended as follows:

              A. Certain New Defined Terms. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions and inserting the same in the appropriate alphabetical locations:

                     "Atlanta Hawks' shall mean Atlanta Hawks, Ltd., a Georgia limited partnership."

                     "'Acquisition Date' shall mean the date that the Company becomes a Wholly Owned Subsidiary of either Time Warner or a Person of which Time Warner is a wholly owned Subsidiary."

                     "'Time Warner" shall mean Time Warner Inc., a Delaware corporation.

              B. Definition of Cash Flow. Clause (i) of the first sentence of the definition of "Cash Flow" in Section 1.01 of the Credit Agreement shall be amended to read as follows:



                                Amendment No. 5

         "(i) Atlanta Hawks shall be deemed to be a Consolidated Subsidiary during such period unless, on the last day of such period, there shall exist a Lien on any of the revenues of Atlanta Hawks and"

              C. Definition of Subsidiary. The definition of "Subsidiary" in Section 1.01 of the Credit Agreement shall be amended by adding a new sentence at the end thereof reading as follows:

         "Notwithstanding anything to the contrary contained herein (but subject to clause (i) of the first sentence of the definition of "Cash Flow" in
         Section 1.01 hereof), Atlanta Hawks shall not be deemed to be a Subsidiary or a Wholly Owned Subsidiary of the Company."

              D. Funded Debt Ratio. Section 8.13 of the Credit Agreement shall be amended to read as follows:

                     "8.13 Funded Debt Ratio. The Company shall not permit the Funded Debt Ratio to exceed the following respective ratios at any time during the following respective periods:

                 Period                             Ratio
                 ------                             -----
         From and including
            the first Delivery Date
            after March 31, 1995
            through but excluding
            the first Delivery Date after
            September 30, 1996                      6.00 to 1.00

         From and including
            the first Delivery Date
            after September 30, 1996
            through but excluding
            the first Delivery Date after
            December 31, 1996                       6.50 to 1.00

         From and including
            the first Delivery Date
            after December 31, 1996
            through but excluding
            the first Delivery Date after
            March 31, 1997                          6.00 to 1.00





                                Amendment No. 5

         From and including
            the first Delivery Date
            after March 31, 1997
            through but excluding
            the first Delivery Date after
            September 30, 1997                      5.50 to 1.00

         From and including
            the first Delivery Date
            after September 30, 1997
            through but excluding
            the first Delivery Date after
            March 31, 1998                          5.00 to 1.00

         From and including
            the first Delivery Date
            after March 31, 1998
            and at all times thereafter             4.50 to 1.00"

              E. Events of Default. Section 9(e) of the Credit Agreement shall be amended to read as follows:

              "(e)   Before the Acquisition Date, there shall occur any
         amendment in the provisions requiring supermajority vote pursuant to
         Article 12, Section 3 of the by-laws of the Company as amended on and through July 21, 1988 or any amendment in the provisions which are subject to special class vote pursuant to Article 5, Section C.4 of the articles of incorporation of the Company as amended on and through August 25, 1987; or"

         Section 3. Representations and Warranties. The Company represents and warrants to the Banks and the Agent that:

              (a) this Amendment has been duly and validly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms; and

              (b) after giving effect to this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Company in Section 7 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

              Section 4. Conditions To Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the receipt


                                Amendment No. 5
by the Agent of this Amendment, duly executed and delivered by the Company, the Majority Banks and the Agent.

              Section 5. Documents Otherwise Unchanged. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, and the Notes shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

              Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

              Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                   TURNER BROADCASTING SYSTEM, INC.



                                   By
                                      -----------------------------------------
                                      Title:

                                   THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION)



                                   By
                                     ------------------------------------------
                                     Title:

                                   BANK OF AMERICA ILLINOIS



                                   By
                                     ------------------------------------------
                                     Title:



                                Amendment No. 5

                                   BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION



                                   By
                                     ------------------------------------------
                                     Title:

                                   THE FIRST NATIONAL BANK OF BOSTON



                                   By
                                     ------------------------------------------
                                     Title:

                                   BANK OF MONTREAL



                                   By
                                     ------------------------------------------
                                     Title:

                                   THE BANK OF NEW YORK



                                   By
                                     ------------------------------------------
                                     Title:

                                   THE BANK OF NOVA SCOTIA



                                   By
                                     ------------------------------------------
                                     Title:

                                   BANK OF SCOTLAND



                                   By
                                     ------------------------------------------
                                     Title:

                                   BANQUE FRANCAISE DU COMMERCE
                                     EXTERIEUR



                                   By
                                     ------------------------------------------
                                     Title:



                                Amendment No. 5

                                   By
                                     ------------------------------------------
                                     Title:

                                   BARCLAYS BANK PLC




                                   By
                                     ------------------------------------------
                                     Title:

                                   CIBC INC.



                                   By
                                     ------------------------------------------
                                     Title:

                                   CITIBANK, N.A.



                                   By
                                     ------------------------------------------
                                     Title:


                                   CREDIT LYONNAIS CAYMAN ISLAND
                                     BRANCH



                                   By
                                     ------------------------------------------
                                     Title:

                                   CREDIT SUISSE



                                   By
                                     ------------------------------------------
                                     Title:



                                   By
                                     ------------------------------------------
                                     Title:

                                   DAI-ICHI KANGYO BANK, LTD.



                                   By
                                     ------------------------------------------


                                Amendment No. 5

                                     Title:


                                   FIRST HAWAIIAN BANK



                                   By
                                      -----------------------------------------
                                     Title:

                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   By
                                     ------------------------------------------
                                     Title:

                                   FIRST UNION NATIONAL BANK OF
                                     GEORGIA



                                   By
                                     ------------------------------------------
                                     Title:

                                   FLEET BANK



                                   BY
                                     ------------------------------------------
                                     Title:

                                   THE INDUSTRIAL BANK OF JAPAN,
                                     LIMITED



                                   By
                                     ------------------------------------------
                                     Title:

                                   LTCB TRUST COMPANY



                                   By
                                     ------------------------------------------
                                     Title:





                                Amendment No. 5

                                   MELLON BANK, N.A.


                                   By
                                     ------------------------------------------
                                     Title:

                                   THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION



                                   By
                                     ------------------------------------------
                                     Title:

                                   NATIONSBANK OF TEXAS, N.A.



                                   By
                                     ------------------------------------------
                                     Title:

                                   THE NIPPON CREDIT BANK, LTD.



                                   By
                                     ------------------------------------------
                                     Title:

                                    ROYAL BANK OF CANADA



                                    By
                                      -----------------------------------------
                                     Title:

                                   THE SAKURA BANK, LIMITED, ATLANTA
                                     AGENCY



                                   By
                                     ------------------------------------------
                                     Title:





                                Amendment No. 5

                                   SOCIETE GENERALE



                                   By
                                     ------------------------------------------
                                     Title:

                                   THE TOKAI BANK, LIMITED


                                   By
                                     ------------------------------------------
                                     Title:

                                   THE TORONTO-DOMINION BANK


                                   By
                                     ------------------------------------------
                                     Title:

                                   UNION BANK OF CALIFORNIA


                                   By
                                     ------------------------------------------
                                     Title:

                                   THE YASUDA TRUST AND BANKING CO.,
                                     LTD.



                                   By
                                     ------------------------------------------
                                     Title:

                                   BANKERS TRUST COMPANY



                                   By
                                     ------------------------------------------
                                     Title:

                                   BANK OF HAWAII



                                   By
                                     ------------------------------------------
                                     Title:




                                Amendment No. 5

                                   BANQUE PARIBAS



                                   By
                                     ------------------------------------------
                                     Title:

                                   CORESTATES BANK, N.A.



                                   By
                                     ------------------------------------------
                                     Title:

                                   CRESTAR BANK


                                   By
                                     ------------------------------------------
                                     Title:

                                   THE FUJI BANK, LTD.


                                   By
                                     ------------------------------------------
                                     Title:

                                   MIDLAND BANK, PLC


                                   By
                                     ------------------------------------------
                                     Title:

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By
                                     ------------------------------------------
                                     Title:

                                   SUNTRUST BANK, ATLANTA


                                   By
                                     ------------------------------------------
                                     Title:



                                Amendment No. 5

                                   SWISS BANK CORPORATION,
                                     NEW YORK BRANCH



                                   By
                                     ------------------------------------------
                                     Title:



                                   By
                                     ------------------------------------------
                                     Title:

                                   THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION),
                                     as Agent



                                   By
                                     ------------------------------------------
                                     Title:





                                Amendment No. 5